Promissory note	12 Months Ended
Dec. 31, 2021
Disclosure Of Promissory Note [Abstract]
Promissory note [Text Block]

11.   Promissory note

On November 12, 2020, the Company borrowed a sum of $47,299 CAD ($37,149 USD) from an individual, bearing interest at a rate of 8% per annum, payable on demand for repayment of the principal amount. During year-ended December 31, 2021 this amount was settled by the issuance of common shares (Note 13 (b) ii)).

The holder of the promissory note is an employee at MainPointe Pharmaceuticals LLC.